UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities and Exchange Act of 1934

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 24, 2015

STATIONDIGITAL CORPORATION

(formerly known as Alarming Devices, Inc.)

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-55471	26-3062327
(State of Organization)	(Commission File Number)	(I.R.S. Employer
Identification No.)

Highland Park Two, 5700 Oakland Ave, #200, St. Louis, Missouri 63110

(Address of principal executive offices)

Registrant's telephone number, including area code:  (855) 782-8466

Copy of correspondence to:

Darrin Ocasio, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway

New York, New York 10006

Tel:  (212) 930-9700   Fax:  (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Merger Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Merger Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Merger Act (17 CFR 240.13e -4(c))

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Item 3.02	Unregistered Sales of Equity Securities.

On July 24, 2015, StationDigital Corporation (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with St. George Investments LLC, a Utah limited liability company (the “Purchaser”) whereby the Corporation issued and sold to Purchaser a convertible note in the principal amount of $57,500 (the “Convertible Note) and a five-year warrant (the “Warrants”) to purchase shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”).

The Convertible Note bears a ten percent (10%) annual interest rate and is convertible into shares of Common Stock at a conversion price of $0.40 per share (the “Conversion Shares”), which is subject to certain adjustments, and matures on April 24, 2015. The Convertible Note contains customary default provisions related to the payment of principal and interest and bankruptcy and creditor assignment. In addition, it shall constitute an event of default if the Company should fail to deliver any Conversion Shares in accordance with the terms of the Convertible Note. In the event of default, a penalty as provided in the Convertible Note shall be added to the outstanding balance of the Convertible Note.

The Warrants are exercisable at any time within five (5) years of issuance and entitles the Purchaser to purchase shares of Common Stock in amount equal to $28,750 divided by seventy percent (70%) multiplied by the average of the three (3) lowest closing bid prices in the twenty (20) trading days immediately preceding conversion, which is subject to certain adjustments.

In connection with the sale of the Convertible Note and the Warrant, the Company relied upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, for transactions not involving a public offering.

The foregoing descriptions of the Purchase Agreement, Convertible Note and the Warrant do not purport to be complete and are qualified in their entirety by reference to the complete texts attached as exhibits hereto.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.01	Securities Purchase Agreement
10.02	Convertible Note
10.03	Warrant

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 29, 2015	STATIONDIGITAL CORPORATION

	By:	/s/ Louis Rossi
Name: Louis Rossi
Title: Chief Executive Officer